EXHIBIT 10.1

PURCHASE AGREEMENT

No.:RS-WD-202002

收购协议

协议号：
RS-WD-202002

This agreement entered into this ___ day of February 2020 by and between Resort Savers, Inc. (RS) a Nevada Corporation in the United States of America (USA) acting on behalf of its wholly owned subsidiary in Shenzhen. PRC (used for this acquisition to be compliance with rules, laws and regulations promulgated in the PRC) and Mr. Liu FaKuan(Seller). RS and Seller are referred to collectively herein as The Parties.

本协议于2020年2月 日由美国内华达州Resort Savers, Inc. (RS)代表其全资其在深圳的合资子公司（在中国合法成立，且用于本次收购）与刘发宽先生签订。

CONTRACT INTENTION:
The purpose of this agreement is to transfer 100% ownership of Henan Wandi Mining Product Development Co, Ltd (Wandi) a corporation organized in the People’s Republic of China (PRC) so that immediately following such transfer, Wandi shall be a wholly owned subsidiary of RS by and through its afore described wholly owned subsidiary.

合同意向：本协议的目的是转让中华人民共和国境内的河南万迪矿产品开发有限公司(万迪)100%的所有权。转让完成后，RS将通过其全资子公司完全拥有万迪。

SUBJECT SHARES:
The Seller represents, promises and warrants that Seller owns 100% of the issued and outstanding shares of any class of Wandi; that Seller is the lawful owner of all the Shares, free and clear of all security interests, liens, encumbrances, and other charges; that there are no existing options, stock purchase agreements, redemption agreements, calls or conversion rights related to the Shares; and that the Seller has full power and authority to execute this Agreement and carry out the transactions contemplated by it, including selling the Shares and transferring the 49% ownership in the Mine set forth below, and that no further action is necessary by the Seller to make this Agreement valid and binding upon Seller, including the representation and warranty by Seller that no approval for this Agreement or the transfer of shares and ownership is required by Zhengzhou Yuzhong Coal Industry Co., Ltd. or any PRC or Chinese Communist Party (CCR) agency.

标的股份：刘发宽声明、承诺和保证，刘发宽拥有100%万迪股份数量；刘发宽是所有股份的合法所有人，不存在任何担保权益、留置权，产权负担和其他费用；不存在与股票有关的期权股票、股票购买协议、赎回协议、认购或转换权；刘发宽有充分的权力和权限签署本协议并进行其计划的交易，包括出售股份和转让下文所述矿山49%的所有权，并且刘发宽无需采取进一步行动使本协议对刘发宽有效并具有约束力，包括刘发宽声明和保证无需郑州裕中煤业有限公司或任何中国政府机构和中国共产党（CCR）机构批准本协议生效及股份和所有权转让。

1

SUBJECT ASSETS:
The Seller represents, promises and warrants that Wandi owns 49% of that certain coal bearing mine known as You Zhou Shenhuo Kuanfa Mining Company Ltd which contains no less than 24 million tons of proven reserves of coal (The Mine) as determined by that certain geological report entitled REPORT ON EVALUATION AND CONSULTATION OF MINING RIGHT OF HENAN WANDI MINERAL PRODUCT DEVELOPMENT COMPANY, LTD. dated and certified by Beijing Zhongzunhua Assets Evaluation Co. Ltd.. Said reserves are low sulfur clean coal and are suitable under all standards governing the mining and sale of coal to power plants or other users as established by the government of the PRC. Further, Seller warrants that such coal is recoverable in an economically viable manner based on current market conditions and prices for labor, energy, equipment etc. In addition to the Mine, the assets set forth in Exhibit “A” to this Agreement are owned by You Zhou Shenhuo Kuanfa Mining Company and Wandi, free and clear of any security interests, liens, encumbrances, or other charges.

标的资产：刘发宽声明、承诺并保证，万迪拥有禹州神火宽发矿业有限公司49%的含煤矿山，该含煤矿山的已探明煤炭储量不少于2400万吨，该储量由《河南万迪矿产品开发有限公司采矿权评估咨询报告》确定，并由北京中尊华资产评估有限公司（矿山）认证。上述储量为低硫清洁煤，适用于中华人民共和国政府制定的所有有关开采和向发电厂或其他用户销售煤炭的标准。此外，刘发宽保证，根据当前的市场状况以及劳动力、能源、设备等的价格，此类煤炭的开采将会产生经济效益。另外，在本协议Exhibit “A” 中所描述的禹州神火宽发矿业有限公司的煤矿资产为自由拥有，没有任何担保、留置权或其他一切未披露的附属责任。

The Parties recognize that the remaining 51% of The Mine is owned by Zhengzhou Yuzhong Coal Industry Co., Ltd. (a State-owned enterprise). Nevertheless, Seller warrants that by contractual right Wandi is entitled to 100% of the performance, in any form whatsoever, derived from the operation of The Mine, and that such contractual rights will continue to be in legal force and effect following the contemplated acquisition, without the need for further approval by Zhengzhou Yuzhong Coal Industry Co., Ltd.or any PRC or CCR agency.

双方确认，该矿剩余的51%归郑州裕中煤业有限公司（国有企业）所有。然而，刘发宽保证，根据合同权利，万迪有权以任何形式从矿山运营中获得100%的经济利益。此合约所赋予的权利将不会因为收购而改变，也不需要郑州裕中煤业有限公司或任何中国政府机构和中国共产党（CCR）机构的额外批准。

2

APPROVALS FOR OPERATION:
The Seller represents, promises and warrants that all necessary authority, permissions and permits from any and all PRC or CRC agencies, necessary to operate the Mine and extract and sell coal, are currently in place, valid and effective, and that the contemplated acquisition will not affect their legal force and effect, and they will continue to be valid, effective and binding, and Seller agrees to fully assist RS with any filings that may be necessary with any PRC or CCR agency as a result of the contemplated acquisition.

经营许可: 刘发宽声明、承诺并保证，任何及所有中国政府、中国共产党机构为经营煤矿、开采和销售煤炭所需的所有必要授权、许可和许可证目前均已到位、成立和有效，且预期收购不会影响其法律效力，它们将继续成立、有效并具有约束力，刘发宽同意全力协助RS处理因预期收购而可能需要向任何中国政府和中国共产党机构提交的任何文件。

MINING PLAN:
An operating agreement has been entered into with Shenhuo Mining Group, an established mine operator in the PRC. Under this agreement, the operator will provide training, expert, management, engineering, compliance and all other expertise or personnel to effectively operate the mine and extract coal at a commercially reasonable price which will protect profitability for RS.

采矿计划：已与神火集团（一家在中国成立的矿山运营商）签订运营协议。根据本协议，运营商将提供训练有素的专家、管理人员、工程人员、合规人员和所有其他专业知识或人员，以便以商业上合理的价格有效运营煤矿和开采煤炭，从而保护RS的盈利能力。

CONSIDERATION:
RS shall pay sellers $90,000,000 USD in 60,000,000 common restricted shares of the capital stock of RS valued at the agreed value between the parties of $1.50 per share and are traded on the OTCQB in the USA. Said shares shall be delivered forthwith upon closing of this Agreement as directed by Seller.

对价：RS应以股票的方式向刘发宽支付90,000,000美元，即以在美国的OTCQB上进行交易的60,000,000股RS的普通限制股按商定价格每股1.5美元支付给刘发宽。上述股份应按照刘发宽的指示在本协议成交后立即交付。

HOLDERS OF SHARES:
Seller shall not hold all the shares received in this transaction for its own account. Shares of RS paid to Seller shall be redistributed at closing of this transaction as described in an exhibit to be provided by Seller at least 2 business days prior to closing.

股份持有人：刘发宽将不会持有本次交易中收到的全部股份。RS支付给刘发宽的股份应在本交易完成时重新分配。分配方案将在附件中阐述，并由刘发宽在本交易结束前至少2个工作日提供。

3

CLOSING:
This contract is binding, and The Parties are bound hereby to complete all tasks required herein. The closing will be at a time designated by The Parties as is mutually agreeable but not later than 30 March 2020. Closing shall be defined as delivery of the shares by RS to Seller.

交易结语：本合同具有约束力，双方有义务完成本合同要求的所有任务。交易将在双方约定的时间结束，但不得迟于2020年3月30日。交割应定义为RS向刘发宽交付股份。

ADDITIONAL COMPENSATED PARTICIPANTS:
The Parties acknowledge the assistance of a to be named party, Labertew and Associates and Unicast Equities LLC, all of which are being compensated by RS under separate agreement.

其他有补偿的参与者：双方承认Labertew and Associates和Unicast Equities LLC的协助，RS均根据单独的协议对其进行补偿。

SELLERS FINANCIAL WARRANTIES:
The Parties understand that the financial statements presented by seller representing the financial condition of Wandi and of You Zhou Shenhuo Kuanfa Mining Company Ltd, and including proof of ownership of all assets and proof of existence of all necessary authority, permissions and permits from any and all PRC or CRC agencies in order to legally operate the Mine, are presently under review. Accordingly, 18 million shares of the afore described 60 million shares shall be withheld by RS until RS receives and approves, in its sole discretion, the reviewed statements and documentation. In the event RS chooses to withhold any shares the value of the acquisition shall be adjusted by the amount of 1.50 USD per share. And the seller has the right to accept the adjusted deal or reject the whole deal before the closing.
RS warrants said review is being conducted according to IFRS guidelines.

刘发宽财务保证：双方理解，刘发宽提交的代表万迪和禹州神火宽发矿业有限公司财务状况的财务报表，以及对资产的拥有权的证明，并中国政府和中国共产党的机构所颁发的用于合法开采煤矿的必要的授权、许可证目前正在审查中。因此，RS将保留上述6000万股中的1800万股，直到RS自行决定接收并批准，时间不得晚于交易结束。如果RS选择扣留任何股份，则收购价值应调整为每股1.50美元，刘发宽有权决定是否接受最新的估值及重新考虑达成此交易。

RS保证，上述审查是根据国际财务报告准则进行的。

ACCREDITED INVESTORS:
Seller represents and warrants that Seller understands the rules promulgated by the SEC of the United States which define accredited investors. Further, Seller represents that Seller is an accredited investor, able to accept the risks associated with receiving shares of RS as compensation for the Sale of the assets set forth herein.

合格投资者：刘发宽声明并保证其理解美国证券交易委员会颁布的定义合格投资者的规则。此外，刘发宽表示，他们是合格投资者，能够接受RS购买其资产后对其所偿付股份的相关风险。

4

RETENTION OF OFFICERS AND DIRECTORS:
By this transaction the Seller becomes the largest shareholder of RS. Accordingly, Seller will have the right to make changes to the Directors and Officers of RS by following certain procedures provide in applicable laws and rules. Nevertheless, Seller agrees and promises to retain the current Officers and Directors subject only to their willingness to continue in their respective capacities. Notwithstanding this provision, The Parties agree and acknowledge that Seller may appoint additional officers and directors anytime.

管理人员和董事的保留：通过本次交易，刘发宽成为RS的最大股东。因此，刘发宽有权按照适用法律和规则中规定的某些程序对RS的董事和管理人员进行变更。尽管如此，刘发宽同意并承诺保留现有的管理人员和董事，但前提是他们愿意继续以各自的身份任职。双方同意，刘发宽可以随时任命更多的管理人员和董事。

DESCRIPTIVE IMAGES:
Seller has provided a series of photographic images to RS which Seller has presented as accurate, current, images of some of the assets owned by Wandi including office space, construction in progress, processing facilities, mine access points and more. Seller hereby warrants the accuracy of such representations and the images themselves are attached hereto and made a part hereof by reference.

描述性图片：刘发宽已向RS提供了一系列的照片做为万迪所拥有的部分资产的准确、最新的图片展示，包括办公空间、在建工程、加工设施、矿山出入口等。刘发宽在此保证这些陈述和图像本身的准确性，并通过引用作为本协议的一部分。

PUBLIC STATUS OF BUYER:
Seller recognizes that RS is a public company with shares listed for trading in the USA on the OTCQB under the symbol RSSV with reporting obligations to both the public and certain regulatory bodies including, but not limited to, FINRA, the SEC and OTC Markets. Seller agrees to a public announcement of this transaction and, further, to cooperate, upon reasonable notice, with any request made by RS to comply with the requirements imposed on RS by applicable rules and regulations, as determined by legal counsel of RS in their sole discretion, promptly and without delay. RS shall be responsible for any extraordinary expenses or costs suffered by Seller for such requests.

买方的公开身份：刘发宽承认RS是一家上市公司，其股票以代码RSSV在美国的OTC QB上市交易，对公众和某些监管机构, 包括但不限于FINRA，SEC和OTC Markets都有报告义务。刘发宽同意对此次交易进行公告，且在收到合理通知后，立即毫不延迟的配合RS提出的任何要求，以遵守RS律师全权决定的适用规则和条例中对RS的要求。RS应承担刘发宽因此类要求而发生的任何特别费用或成本。

5

SUPER 8-K REQUIREMENT:
This transaction is of sufficient size and consequence to RS that SEC regulations require the filing of a Form 8K describing the transaction within 4 days of closing and a Super 8K within 71 days of closing which includes an audited financial statement of the combined companies. Seller warrants that it understands the requirements of this clause and are able to provide an audited statement of Wandi by the auditors of RS within 30 days of closing in order to allow the auditors up to 40 days to prepare the compilation.

SUPER 8-K 要求：该交易对RS具有足够的规模和后果，因此SEC法规要求在交易完成后4天内提交描述交易的8K表格和在71天内提交包括合并公司经审计的财务报表的SUPER 8K表格。刘发宽保证其理解本条款的要求，并能够在交割后30天内提供万迪的已经过RS审计师审计过的报表，以便RS的审计师在40天内准备汇编。

SHARE VALUE:
RS makes no warranty or promise regarding the future value of its common shares in the public markets.

股票价值：RS对其普通股的未来在市场上的股价不做任何保证或承诺。

GOVERNING LAW:
This agreement has been entered in and shall be governed by the laws of the State of Nevada of USA.

适用法律：该协议已签订，并受美国内华达州法律的管辖。

ENTIRE AGREEMENT:
This document represents the entire agreement between The Parties and cannot be modified except in writing.

完整协议：本文件代表双方之间的全部协议，除非以书面形式，否则不得修改。

PARAGRAPH HEADINGS:
Paragraph headings are provided for informational purposes only and do not affect the meaning of the paragraph.

段落标题：段落标题仅用于提供信息，并不影响段落的含义。

Executed as of the date first written above.

开始执行日期为上文所写的第一个日期。

If there is any discrepancy of this agreement between the future amended or supplementary agreement to be signed by the parties who entering this agreement, the inconsistency with this agreement will be implemented in accordance with the relevant provisions of the amended or supplementary agreement

如果将来此协议主体双方签订任何相对于此协议的修改协议或补充协议，其中与本协议的相违部分将按照修改协议或补充协议相关条款执行。

6

EXHIBIT A:

Assets owned by You Zhou Shenhuo Kuanfa Mining Company and Henan Wandi Mining Product Development Co, Ltd

附件A：

禹州神火宽发矿业有限公司与河南万迪矿产品开发有限公司拥有的资产

以下无正文

Resort Savers, Inc. Liu Fakuan

Resort Savers, Inc.	Liu Fakuan

Signature by/签字: /s/ Ding-Shin Chang	Signature by/签字: /s/ Liu Fakuan
Name/签字人: Ding-Shin Chang/张鼎欣	Name/签字人: Liu Fakuan/刘发宽
Title/职务: Chief Executive Officer首席执行官

Date/日期:	Date/日期: 2020/02/24

7

EXHIBIT A

Assets owned by You Zhou Shenhuo Kuanfa Mining Company and Henan Wandi Mining Product Development Co, Ltd

附件A

禹州神火宽发矿业有限公司与河南万迪矿产品开发有限公司拥有的资产

(please see separate page attached 见单独附件 )

8

EXHIBIT A

Assets owned by You Zhou Shenhuo Kuanfa Mining Company

serial number	Asset Name	English Translation	Owner
C01	Mining Consent in People Republic of China, Consent Number: C4100002010111120079988		You Zhou Shenhuo Kuanfa Mining Company
RW01	主井大巷	Main shaft roadway	Henan Wandi Mining
RW02	主井大巷	Main shaft roadway	Henan Wandi Mining
RW03	副井大巷	Auxiliary shaft	Henan Wandi Mining
RW04	副井大巷	Auxiliary shaft	Henan Wandi Mining
RW05	采区进风平巷	Air intake roadway in mining area	Henan Wandi Mining
RW06	采区回风巷	Return air lane of mining area	Henan Wandi Mining
RW07	采面进风平巷	Air intake roadway of mining face	Henan Wandi Mining
RW08	采面回风下山	Face return wind down the mountain	Henan Wandi Mining
RW09	采面回风平巷	Stope return drift	Henan Wandi Mining
RW10	采面回风平巷	Stope return drift	Henan Wandi Mining
RW11	采面切眼	Cutting face	Henan Wandi Mining
RW12	采区进风上山	Wind from mining area up the mountain	Henan Wandi Mining
RW13	采区联络巷	Contact Lane in mining area	Henan Wandi Mining
RW14	副井底车场	Auxiliary shaft yard	Henan Wandi Mining
RW15	+190东巷	+190 East Lane	Henan Wandi Mining
RW16	变电所进出通道	Access to substation	Henan Wandi Mining
RW17	变压所泵房	Transformer station pump house	Henan Wandi Mining
RW18	泵房管子道	Pump house pipe	Henan Wandi Mining
RW19	水仓	Sump	Henan Wandi Mining
RW20	主副井联络巷	Main and auxiliary shaft connecting Lane	Henan Wandi Mining
RW21	副井风硐	Auxiliary shaft wind tunnel	Henan Wandi Mining
RW22	井下永久风门	Underground permanent damper	Henan Wandi Mining
RW23	九东大巷	Nine East Lane	Henan Wandi Mining
RW24	九西大巷	Nine West Lane	Henan Wandi Mining
RW25	1号井风井	Well 1 air shaft	Henan Wandi Mining
RW26	2号井主井	Main well 2	Henan Wandi Mining
RW27	2号井付井	Pay well 2	Henan Wandi Mining
RW28	2号井一西大巷	Well 2 West Lane	Henan Wandi Mining
RW29	2号井一东大巷	Well 2 East Lane	Henan Wandi Mining
RW30	2号井总回风巷	Main return air lane of well 2	Henan Wandi Mining
RW31	2号井二西大巷	Well 2, West Lane 2	Henan Wandi Mining

RW32	2号井二东大巷	East lane 2 of well 2	Henan Wandi Mining
RW33	11011大巷	11011 main alleys	Henan Wandi Mining
RW34	贯眼13条	13 Eyes	Henan Wandi Mining
RW35	避难硐室	Refuge room	Henan Wandi Mining
RW36	一号井长久大巷	Well 1 long lane	Henan Wandi Mining
RW37	二号井长久大巷	No. 2 well longtime main lane	Henan Wandi Mining
MA01	矿用提升绞车	Mine hoist winch	Henan Wandi Mining
MA02	矿用提升绞车	Mine hoist winch	Henan Wandi Mining
MA03	矿用提升绞车	Mine hoist winch	Henan Wandi Mining
MA04	主通风机	Main fan	Henan Wandi Mining
MA05	压风机	Pressure fan	Henan Wandi Mining
MA06	高、低压开关柜	High and low voltage switchgear	Henan Wandi Mining
MA07	变压器（平地）	Transformer (flat ground)	Henan Wandi Mining
MA08	高压计量	High pressure metering	Henan Wandi Mining
MA09	液压泵	Hydraulic pump	Henan Wandi Mining
MA10	变压器（备用）	Transformer (spare)	Henan Wandi Mining
MA11	瓦斯监控	Gas monitoring	Henan Wandi Mining
MA12	卧式蒸汽锅炉	Horizontal steam boiler	Henan Wandi Mining
MA13	主井800皮带机（1）	Main belt 800 belt conveyor (1)	Henan Wandi Mining
MA14	主井800皮带机（2）	Main well 800 belt conveyor (2)	Henan Wandi Mining
MA15	井下650皮带机	Downhole 650 belt conveyor	Henan Wandi Mining
MA16	平地转载800皮带机	Reproduced 800 belt conveyor	Henan Wandi Mining
MA17	吊挂800皮带机	800 belt conveyor	Henan Wandi Mining
MA18	手选650皮带机	Bypass 650 belt conveyor	Henan Wandi Mining
MA19	旋轴筛	Rotary screen	Henan Wandi Mining
MA20	平地设备电控柜	Leveling equipment electric control cabinet	Henan Wandi Mining
MA21	四脚架	Tripod	Henan Wandi Mining
MA22	无塔供水设备	Towerless water supply equipment	Henan Wandi Mining
MA23	充灯架	Charging stand	Henan Wandi Mining
MA24	绞车备用电机	Winch spare motor	Henan Wandi Mining
MA25	35#铝芯电缆	35 # aluminum core cable	Henan Wandi Mining
MA26	多级水泵	Multi-stage water pump	Henan Wandi Mining
MA27	矿用隔爆型干式变压器	Mine flameproof dry-type transformer	Henan Wandi Mining

MA28	高压真空配电装置	High-voltage vacuum power distribution device	Henan Wandi Mining
MA29	真空馈电开关	Vacuum feed switch	Henan Wandi Mining
MA30	乘人车	By car	Henan Wandi Mining
MA31	乘人车信号	Ride signal	Henan Wandi Mining
MA32	刮板机	scraper machine	Henan Wandi Mining
MA33	矿用岩石电钻	Mine rock drill	Henan Wandi Mining
MA34	真空馈电开关	Vacuum feed switch	Henan Wandi Mining
MA35	隔爆真空电磁起动器	Explosion-proof vacuum electromagnetic starter	Henan Wandi Mining
MA36	隔爆真空电磁起动器	Explosion-proof vacuum electromagnetic starter	Henan Wandi Mining
MA37	煤电钻综合保护	Comprehensive protection of coal electric drill	Henan Wandi Mining
MA38	照明综合保护	Integrated lighting protection	Henan Wandi Mining
MA39	局部通风机	Local fan	Henan Wandi Mining
MA40	50高压电缆(铝芯)	50 high voltage cable (aluminum core)	Henan Wandi Mining
MA41	25#电缆	25 # cable	Henan Wandi Mining
MA42	120#电缆	120 # cable	Henan Wandi Mining
MA43	50低压电缆(铜芯)	50 low voltage cable (copper core)	Henan Wandi Mining
MA44	35#电缆	35 # cable	Henan Wandi Mining
MA45	入井高压电缆	Into the well high-voltage cable	Henan Wandi Mining
MA46	100t电子衡	100t electronic scale	Henan Wandi Mining
MA47	工字钢	I-beam	Henan Wandi Mining
MA48	液压支柱	Hydraulic prop	Henan Wandi Mining
MA49	道轨	Track	Henan Wandi Mining
MA50	π 型钢梁	π-shaped steel beam	Henan Wandi Mining
MA51	主井井筒监控小电缆	Main well shaft monitoring small cable	Henan Wandi Mining
MA52	副井井筒照明、信号、乘人车信号电缆	Auxiliary well shaft lighting, signal, signal cable for passenger and car	Henan Wandi Mining
MA53	副井井筒瓦探头、风速表、CO信号、深度传感器	Auxiliary wellbore tile probe, anemometer, CO signal, depth sensor	Henan Wandi Mining
MA54	副井排水管	Auxiliary well drainage pipe	Henan Wandi Mining
MA55	副井降尘管	Dust Falling Pipe	Henan Wandi Mining

MA56	地砖	Ground	Henan Wandi Mining
MA57	电缆钩	Cable hook	Henan Wandi Mining
MA58	11011上风巷防尘管	11011 Upwind Lane Dust Pipe	Henan Wandi Mining
MA59	压风管	Air duct	Henan Wandi Mining
MA60	11011上风巷监控线	11011 Shangfeng Lane Monitoring Line	Henan Wandi Mining
MA61	11011上风巷道轨	11011 Upwind Laneway Track	Henan Wandi Mining
MA62	11011回风上山平巷小下山电缆	11011 Back Wind Uphill Pingxiang Small Downhill Cable	Henan Wandi Mining
MA63	11011回风上山平巷小下山监控线探头、传感器	11011 Backward wind uphill Pingxiang small downhill monitoring line probes and sensors	Henan Wandi Mining
MA64	11011回风上山平巷小下山切眼电缆	11011 Back wind uphill flat lane small downhill cut-out cable	Henan Wandi Mining
MA65	11011回风上山平巷小下山切眼降尘管	11011 Back to the wind uphill Pingxiang small downhill cut eye dust pipe	Henan Wandi Mining
MA66	11011回风上山平巷小下山液压管	11011 Back to the wind uphill flat alley small downhill hydraulic pipe	Henan Wandi Mining
MA67	11011回风上山平巷小下山监控线	11011 Backward wind uphill Pingxiang small downhill monitoring line	Henan Wandi Mining
MA68	11011联络上山降尘管	11011 Contact uphill dust pipe	Henan Wandi Mining
MA69	11011液压管	11011 hydraulic pipe	Henan Wandi Mining
MA70	11011监控线	11011 monitoring line	Henan Wandi Mining
MA71	11011机巷、监控线电话线	11011 machine lane, monitoring line telephone line	Henan Wandi Mining
MA72	11011机巷电缆	11011 machine lane cable	Henan Wandi Mining
MA73	11011机巷电缆	11011 machine lane cable	Henan Wandi Mining
MA74	11011机巷皮带保护	11011 Machine Lane Belt Protection	Henan Wandi Mining
MA75	自动倒台开关	Automatic down switch	Henan Wandi Mining
MA76	变电所液压管	Substation hydraulic pipe	Henan Wandi Mining
MA77	变电所压风管	Substation pressure duct	Henan Wandi Mining

MA78	变电所降尘管	Substation dust fall pipe	Henan Wandi Mining
MA79	泵房瓦探头	Pump room tile probe	Henan Wandi Mining
MA80	井下电话	Downhole phone	Henan Wandi Mining
MA81	组合电铃	Combination bell	Henan Wandi Mining
MA82	井下照明灯	Underground lighting	Henan Wandi Mining
MA83	井下灭火器	Underground fire extinguisher	Henan Wandi Mining
MA84	水位传感器	Water level sensor	Henan Wandi Mining
MA85	井下视频头	Downhole video head	Henan Wandi Mining
MA86	平地矿灯	Flat floor mining lamp	Henan Wandi Mining
MA87	11千瓦对旋风机	11 kW counter-rotating fan	Henan Wandi Mining
MA88	无压风门	Non-pressure damper	Henan Wandi Mining
MA89	防爆风门	Explosion-proof damper	Henan Wandi Mining
MA90	风压门	Wind pressure door	Henan Wandi Mining
MA91	10号电缆	No. 10 cable	Henan Wandi Mining
MA92	程控交换机	Program-controlled switch	Henan Wandi Mining
MA93	安全标语	Safety banner	Henan Wandi Mining
MA94	自救器	Self-rescuer	Henan Wandi Mining
MA95	报警器	Alarm	Henan Wandi Mining
MA96	报警仪	Alarm	Henan Wandi Mining
MA97	喷浆机	Shotcrete machine	Henan Wandi Mining
MA98	扒渣机	Slag picking machine	Henan Wandi Mining
MA99	矿车翻斗	Dump truck dump	Henan Wandi Mining
MA100	17溜子	17 slipper	Henan Wandi Mining
MA101	对旋风机	Counter-rotating fan	Henan Wandi Mining
MA102	80开关	80 switch	Henan Wandi Mining
MA103	探水钻	Water drill	Henan Wandi Mining
MA104	风钻	Wind drill	Henan Wandi Mining
MA105	锚杆机	Anchor machine	Henan Wandi Mining
MA106	锚杆	Anchor	Henan Wandi Mining
MA107	水管	Water pipe	Henan Wandi Mining
MA108	钢网	Stencil	Henan Wandi Mining
MA109	U型钢	U-beam	Henan Wandi Mining
MA110	2号井地磅	Well scale 2	Henan Wandi Mining
MA111	2号井绞车	Well No. 2	Henan Wandi Mining
MA112	2号井变压器	Well 2 transformer	Henan Wandi Mining
MA113	铲车	Forklift	Henan Wandi Mining
MA114	帽子	Bitch	Henan Wandi Mining
MA115	中央变电所	Central Substation	Henan Wandi Mining
MA116	水仓、泵房	Water tank, pump room	Henan Wandi Mining
BL1	办公楼	Office building	Henan Wandi Mining
BL2	东西厢房	East and west wing	Henan Wandi Mining
BL3	职工食堂	Canteen	Henan Wandi Mining
BL4	厕所	Toilet	Henan Wandi Mining
BL5	院外住室	Yard outside living room	Henan Wandi Mining

BL6	花池	Flower pond	Henan Wandi Mining
BL7	地面硬化	Ground hardening	Henan Wandi Mining
BL8	戏台	Stage	Henan Wandi Mining
BL9	老君庙	Laojun Temple	Henan Wandi Mining
BL10	生产院调度楼	Dispatching building of production yard	Henan Wandi Mining
BL11	生产院办公楼	Office building of production yard	Henan Wandi Mining
BL12	生活水塔	Living water tower	Henan Wandi Mining
BL13	生产院西厢房	West Room of Production Yard	Henan Wandi Mining
BL14	职工澡堂	Staff bath	Henan Wandi Mining
BL15	锅炉住房	Boiler house	Henan Wandi Mining
BL16	职工住房	Staff housing	Henan Wandi Mining
BL17	老配电房	Old distribution room	Henan Wandi Mining
BL18	老职工住房	Old employee housing	Henan Wandi Mining
BL19	老绞车房	Old winch house	Henan Wandi Mining
BL20	消防池 沉淀池	Fire pool sedimentation tank	Henan Wandi Mining
BL21	煤场门卫房	Guard room of coal yard	Henan Wandi Mining
BL22	花池	Flower pond	Henan Wandi Mining
BL23	2号井办公室	Well 2 Office	Henan Wandi Mining
BL24	2号井职工住房	Well 2 staff housing	Henan Wandi Mining
BL25	2号井井口房	Well 2 wellhead room	Henan Wandi Mining
BL26	2号井水池	Well 2 pool	Henan Wandi Mining
BL27	2号井机电房	Mechanical and electrical room of well 2	Henan Wandi Mining
BL28	2号井配电房	Well 2 power distribution room	Henan Wandi Mining
BL29	2号井大门口房	Gate house of well 2	Henan Wandi Mining
BL30	3号井办公室	Well 3 Office	Henan Wandi Mining
BL31	3号井办公室东西厢房	East West Wing room of well 3 Office	Henan Wandi Mining
BL32	3号井矿院外房	Outer room of well 3	Henan Wandi Mining
BL33	3号井井口房	Well 3 wellhead room	Henan Wandi Mining
BL34	1号井炸药库	Explosive magazine of well 1	Henan Wandi Mining
BL35	1号井住房	Well 1 Housing	Henan Wandi Mining
BL36	矿区水泥路	Cement road in mining area	Henan Wandi Mining
BL37	双回路供电线路	Double circuit power supply line	Henan Wandi Mining
BL38	副井绞车房	Auxiliary shaft winch room	Henan Wandi Mining
BL39	副井主扇房	Main fan house of auxiliary shaft	Henan Wandi Mining
BL40	机电修配房	Mechanical and electrical maintenance room	Henan Wandi Mining

BL41	仓库	Warehouse	Henan Wandi Mining
BL42	主配电房	Main distribution room	Henan Wandi Mining
BL43	全矿暖气设备	Heating equipment of the whole mine	Henan Wandi Mining
BL44	主井井口房	Main well head room	Henan Wandi Mining
BL45	副井井口房	Auxiliary well head room	Henan Wandi Mining
BL46	全矿区围墙	Enclosure of the whole mining area	Henan Wandi Mining
BL47	矿区及煤田占地	Land occupation of mining area and coal field	Henan Wandi Mining
BL48	煤场大堰	Coal yard weir	Henan Wandi Mining
BL49	副井口厕所	Auxiliary wellhead toilet	Henan Wandi Mining
BL50	公司院大门	Gate of the company	Henan Wandi Mining
BL51	生产院大门	Gate of production yard	Henan Wandi Mining
BL52	生产院东厢房	East Chamber of production yard	Henan Wandi Mining
BL53	司磅房	Weighing room	Henan Wandi Mining
BL54	公司后院水窖	Company backyard water cellar	Henan Wandi Mining
BL55	公司院杂物库	Sundry warehouse of the company	Henan Wandi Mining
OT1	大会议室设备等	Large conference room equipment, etc	Henan Wandi Mining
OT2	小接待室(2个)	Small reception room (2)	Henan Wandi Mining
OT3	苏总办	Su's Office	Henan Wandi Mining
OT4	培训中心	Training center	Henan Wandi Mining
OT5	二楼会议室	Meeting room on the second floor	Henan Wandi Mining
OT6	刘总办	Liu's Office	Henan Wandi Mining
OT7	职工食堂	Staff Dining Hall	Henan Wandi Mining
OT8	刘克办	Liu Ke's office	Henan Wandi Mining
OT9	刘刚办	Liu Gang's Office	Henan Wandi Mining
OT10	院外办9间	9 offices outside the yard	Henan Wandi Mining
OT11	生产院办公楼设施	Office building facilities of production yard	Henan Wandi Mining
OT12	刘胜涛办	Liu Shengtao's Office	Henan Wandi Mining
OT13	总工办	General Office	Henan Wandi Mining
OT14	职工宿舍楼	Staff dormitory building	Henan Wandi Mining
OT15	调度室	Dispatch room	Henan Wandi Mining
OT16	材料库院	Materials library	Henan Wandi Mining
OT17	磅房设施	Pound room facilities	Henan Wandi Mining

2020年2月24号